UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2010

FIRST CHINA PHARMACEUTICAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151212	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bellevue Way, Suite 400, Bellevue, Washington 98004
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (425) 646-2391

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2010, First China Pharmaceutical Group, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”).  At the Special Meeting, the Company’s stockholders approved a proposal to amend the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000 (the “Amendment”).  The effective date of the Amendment is June 29, 2010, the date on which the Amendment was filed with the Secretary of State of the State of Nevada.  The Amendment is attached hereto as Exhibit 3.1(a) and is incorporated herein by reference.

In addition, at the Special Meeting, the Company’s stockholders approved a proposal to amend and restate the Company’s bylaws, attached hereto as Exhibit 3.2 and incorporated herein by reference, as adopted by the Company’s Board of Directors on June 1, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constituted a quorum for the transaction of business at the Special Meeting.  As of the record date, June 1, 2010, there were 45,000,000 shares of the Company’s common stock outstanding.  At the Special Meeting, there were 25,000,000 shares, or 55.6%, of common stock represented in person or by proxy.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Special Meeting.  For more information on the following proposals, see the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 15, 2010.

Proposal 1:            To approve an amendment to the Company’s articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000.

For	Against	Abstain
25,000,000	0	0

Proposal 2:            To approve the amended and restated bylaws of the Company.

For	Against	Abstain
25,000,000	0	0

Section 9 - Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1(a)	Amendment to the Articles of Incorporation of the Company, as filed with the Secretary of State of the State of Nevada on June 29, 2010

3.2	Amended and Restated Bylaws of the Company, as adopted June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2010	FIRST CHINA PHARMACEUTICAL GROUP, INC.

	By:	/s/ Aidan Hwuang
Aidan Hwuang
President, Chief Financial Officer, and Secretary